BLACKROCK LONG-HORIZON EQUITY FUND

(the “Fund”)

Supplement dated April 1, 2019 to the Summary Prospectus and the

Prospectus of the Fund, dated February 28, 2019

Effective April 1, 2019, the following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:

The section of the Summary Prospectus entitled “Key Facts About BlackRock Long-Horizon Equity Fund — Portfolio Managers” and the section of the Prospectus entitled “Fund Overview — Key Facts About BlackRock Long-Horizon Equity Fund — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Stuart Reeve[1]	2016	Managing Director of BlackRock, Inc.
Andrew Wheatley-Hubbard, CFA	2016	Director of BlackRock, Inc.

[1]	As a result of Stuart Reeve’s upcoming retirement from BlackRock, he will no longer serve as a portfolio manager of the Fund effective on or about April 30, 2019.

The section of the Prospectus entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND
The Fund is managed by a team of financial professionals. Stuart Reeve and Andrew Wheatley-Hubbard, CFA, are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectus entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

The Fund is managed by a team of financial professionals. Stuart Reeve and Andrew Wheatley-Hubbard, CFA, are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Stuart Reeve[1]	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2016	Managing Director of BlackRock, Inc. since 2012; Director of BlackRock, Inc. from 2006 to 2011.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Andrew Wheatley-Hubbard, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2016	Director of BlackRock, Inc. since 2016; Vice President of BlackRock, Inc. from 2012 to 2015; Associate of BlackRock, Inc. from 2010 to 2011; Analyst of BlackRock, Inc. from 2007 to 2009.

[1]	As a result of Stuart Reeve’s upcoming retirement from BlackRock, he will no longer serve as a portfolio manager of the Fund effective on or about April 30, 2019.

Shareholders should retain this Supplement for future reference.

2